Exhibit 10.15
SECOND MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT
(Long Form)
This SECOND MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT (Long Form) (this "Agreement") is dated as of September 16, 2015, by and among (i) KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company (collectively, "Initial Borrowers"), (ii) KBSIII PARK PLACE VILLAGE, LLC, a Delaware limited liability company ("Park Place Borrower," collectively with Initial Borrowers, the "Existing Borrowers"), (iii) KBSIII VILLAGE CENTER STATION, LLC, a Delaware limited liability company ("Additional Borrower," individually or collectively with the Existing Borrowers as the context may require, are referred to herein as "Borrower" or "Borrowers"), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent, lead arranger and book manager (in such capacity, "Agent"), and (v) each lender party hereto (individually, a "Lender" and collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the "Lenders").
RECITALS
A.    Initial Borrowers, Agent and Lenders entered into that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to the Existing Borrowers in the original maximum principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement). Subject to the satisfaction of the conditions set forth in Section 7.20 of the Loan Agreement, the Loan is subject to increase up to an aggregate principal amount of up to Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). Pursuant to that certain First Modification Agreement (Long Form) dated as of June 19, 2015 among Existing Borrowers, Agent and Lenders (the "First Modification Agreement"), the Loan Agreement and the other Loan Documents were modified to, among other things, (i) extend the term of the Loan, (ii) modify the interest rate applicable to the Loan, and (iii) modify the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan, subject to the terms and conditions set forth therein.
B.    The following documents, each of which is dated as of March 10, 2014 (unless otherwise specified), were executed in connection with the Loan or the First Modification Agreement, as applicable, among others:
(i)    One or more Promissory Notes in the original aggregate principal amount of $200,000,000.00, each made by Borrowers in favor of a Lender (collectively, the "Existing Notes").
(ii)    Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Domain Gateway) recorded as Instrument No. 2014036078 in the Official Records of Travis County, Texas on March 14, 2014, as

amended by that certain First Modification Agreement (Short Form – Domain Gateway) dated as of June 19, 2015 and recorded as Instrument No. 2015099543 in the Official Records of Travis County, Texas on June 24, 2015 (as amended, the "Domain Gateway Deed of Trust");
(iii)    Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (McEwen) recorded at Book 6147, Pages 110-156 in the Official Records of Williamson County, Tennessee on March 19, 2014, as amended by that certain First Modification Agreement (Short Form – McEwen) dated as of June 19, 2015 and recorded at Book 6491, Pages 284-294 in the Official Records of Williamson County, Tennessee on June 25, 2015 (as amended, the "McEwen Deed of Trust");
(iv)    Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Salt Lake Hardware) recorded as Instrument No. 11817759 in the Official Records of Salt Lake County, Utah on March 13, 2014, as amended by that certain First Modification Agreement (Short Form – Salt Lake Hardware) dated as of June 19, 2015 and recorded as Instrument No. 12076737 in the Official Records of Salt Lake County, Utah on June 23, 2015 (as amended, the "Salt Lake Hardware Deed of Trust"); and
(v)    Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Lake Carolyn) recorded as Instrument No. 201400061409 in the Official Records of Dallas County, Texas on March 14, 2014, as amended by that certain First Modification Agreement (Short Form – Lake Carolyn) dated as of June 19, 2015 and recorded as Instrument No. 201500165274 in the Official Records of Dallas County, Texas on June 24, 2015 (as amended, the "Lake Carolyn Deed of Trust"); and
(vi)    Mortgage (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Park Place Village) dated as of June 19, 2015, recorded as Instrument No. 20150625-0011521 in the Official Records of Johnson County, Kansas on June 25, 2015 (the "Park Place Village Mortgage," and collectively with the documents described in subsections (ii) through (v) above, the "Existing Deeds of Trust").
C.    In connection with the Loan, the Initial Borrowers, KBSIII 201 SPEAR STREET, LLC, a Delaware limited liability company (the "Released Borrower"), the Park Place Borrower (by its execution of that certain Assumption and Joinder Agreement dated as of June 19, 2015 by and between Park Place Borrower, Initial Borrowers, Agent and the Lenders) and the Additional Borrower (by executing the Joinder (as defined below)), executed in favor of Agent and the Lenders that certain Amended and Restated Unsecured Environmental Indemnity dated as of March 10, 2014 (the "Environmental Indemnity") and the other "Loan Documents", as such term is defined in the Loan Agreement.
D.    Concurrently with entering into this Agreement, Additional Borrower, Existing Borrowers, Agent and the Lenders are entering into that certain Assumption and Joinder Agreement (the "Joinder"), pursuant to which, among other things, Additional Borrower is becoming a "Borrower" under the Loan Agreement and the other Loan Documents, and the property described in the Village Center Deed of Trust (defined below) is being added as one of the "Properties" securing the Loan. In connection therewith, Additional Borrower is executing that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and

Fixture Filing) (Village Center) dated as of even date herewith as trustor, to the Public Trustee of the County of Arapahoe, Colorado, as trustee, for the benefit of Agent, as beneficiary (the "Village Center Deed of Trust", collectively with the Existing Deeds of Trust and any other "Deed of Trust" (as defined in the Loan Agreement), the "Deeds of Trust") and encumbering certain real and personal property located in the City of Greenwood Village, Arapahoe County, Colorado as more particularly described therein (the "Village Center Property").
E.    As of the date of this Agreement (and prior to disbursement of any portion of the Additional Advance, as defined below), the Committed Amount is $200,000,000.00, the Principal Balance is $135,000,000.00, the Revolving Portion is $100,000,000.00 (of which $35,000,000.00 of principal is outstanding), and the Non-Revolving Portion is $100,000,000.00 (of which $100,000,000.00 of principal is outstanding).
F.    Borrowers have requested that Lenders, among other things, increase the Committed Amount (as defined in the Loan Agreement) from $200,000,000.00 to $255,000,000.00 in accordance with the terms and conditions set forth in this Agreement. In connection with the Additional Advance and the Joinder, (i) JPMorgan Chase Bank, N.A. ("JPMorgan") is being added as a Lender under the Loan pursuant to that certain Assignment and Assumption Agreement dated as of even date herewith (the "JPMorgan Assumption") by and between Agent, Borrowers and JPMorgan, and (ii) Borrowers are executing a Promissory Note dated as of even date herewith in the original aggregate stated principal amount of $55,000,000.00 in favor of JPMorgan (the "JPMorgan Note", and together with the Existing Notes, the "Notes").
G.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Notes, the Deeds of Trust, the Environmental Indemnity and the other "Loan Documents" as such term is defined in the Loan Agreement. This Agreement (including the Consent and Reaffirmation of Guarantor attached hereto), the Joinder, the JPMorgan Assumption, the Texas Property Junior Deeds of Trust (as defined below) and the Short Form Agreements (as defined below) also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement. As used herein the terms "Borrower" or "Borrowers" shall mean, individually or collectively as the context may require, each Existing Borrower, Additional Borrower, and each additional New Borrower that becomes a Borrower pursuant to the provisions of Section 7.21 of the Loan Agreement (but shall, for purposes of clarification, exclude Released Borrower). Unless otherwise specified, as used herein, the term "Borrower" shall mean each Borrower individually and all Borrowers collectively, and jointly and severally, using an interpretation most favorable to Agent and Lenders.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Representations; Reaffirmation of Loan. The foregoing recitals are true and correct and are incorporated herein by this reference. As of the Effective Date (as defined in Section 6 below), each Borrower hereby represents and warrants to Agent and the Lenders that, no Event of Default has occurred and is continuing and to Borrower's knowledge, no condition has occurred and is continuing that, with notice or the passage of time or both, would constitute an Event of Default. Each Borrower hereby reaffirms all of its obligations under the Loan Documents and relating to any Swap Contracts, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Loan Agreement, the Notes or under any Swap Contracts. Without limiting the foregoing, each Borrower reaffirms Agent's right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by Borrower or otherwise received by Agent or the Lenders with respect to the Loan and any Swap Contracts between a Borrower and any one or more Lenders, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by Borrower under the Loan Documents and Swap Contracts in such order and manner deemed appropriate by Agent in Agent's sole discretion (subject to any consent rights of the Lenders set forth in Section 1.14 of the Loan Agreement), and each Borrower acknowledges that it shall have no right to direct Agent as to such application or designate the portion of the obligation to be satisfied.
2.    Amendments to Loan Documents. In addition to any other amendments provided for herein, the Loan Documents are hereby modified, as follows (which modifications shall be effective as of the Effective Date, as defined below):
(a)    Subject to the terms and conditions of this Agreement, Lenders agree to provide Borrowers, and Borrowers shall be deemed to have accepted (if and when disbursed), an increase in the Committed Amount in the principal sum of $55,000,000.00 (the "Additional Advance"). The Additional Advance, together with the principal amount of the Loan, shall be evidenced by the Notes, and shall be secured by the Deeds of Trust (subject to the limitations on the maximum amount of principal indebtedness secured by each Deed of Trust, if any, set forth therein) and the other Loan Documents (except those Loan Documents specifically stated to be unsecured). Following the increase of the Committed Amount by the Additional Advance, Agent, Lenders and Borrowers agree that clause (e) of the penultimate sentence of page 51 of the Loan Agreement (in Section 7.20 thereof) is hereby amended such that Borrower shall have a maximum of two (2) additional options to increase the maximum amount available to Borrowers with respect to the Accordion Option, and the maximum remaining amount available to Borrowers with respect to the Accordion Option is $95,000,000.00. The Loan shall be deemed consolidated with the Additional Advance to form a single indebtedness in the principal amount of $255,000,000.00 (the "Increased Committed Amount"). For the avoidance of doubt, after the disbursement of the Additional Advance and as of the date hereof, the Committed Amount shall be $255,000,000.00; the Non-Revolving Portion shall be $127,500,000.00, of which $127,500,000.00 has been funded; the Revolving Portion shall be $127,500,000.00, of which $7,500,000.00 has been funded. Subject to further increases of the Increased Committed Amount pursuant to the exercise of the Accordion Option under the terms of Section 7.20 of the Loan Agreement, at no time during the term of the Loan shall the outstanding amounts owing under the Loan exceed the Increased Committed Amount. The allocation of the Additional Advance between the Non-Revolving Portion and the Revolving Portion shall be $27,500,000.00 to the Revolving Portion and $27,500,000.00 to the Non-Revolving Portion, and any references in the Loan Documents to such terms shall be revised accordingly. From and after the Effective Date (as defined below), all references to the Committed Amount set forth in the Loan

Agreement and the other Loan Documents shall be deemed references to the Increased Committed Amount, subject to decrease in accordance with an extension of the Maturity Date under Section 1.4 of the Loan Agreement, or the release of a Property under Section 7.22 of the Loan Agreement, or as set forth in Section 7.16 of the Loan Agreement. The Additional Advance shall be disbursed in accordance with the terms and conditions for disbursements set forth in the Loan Agreement.
(b)    Exhibit B to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.
(c)    Exhibit E to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.
(d)    Exhibit H to the Loan Agreement is modified by adding the notice and wire instructions for JPMorgan on Exhibit H attached hereto.
(e)    Exhibit I to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit I attached hereto.
(f)    The reference to "$200,000,000.00" in the second paragraph of each of the Existing Notes is hereby revised to read "$255,000,000.00."
(g)    Paragraph (a) of the "FOR THE PURPOSE OF SECURING" section of the Salt Lake Hardware Deed of Trust is hereby deleted in its entirety and replaced with the following:
"(a)    payment of all principal, interest, prepayment fees and other charges, late charges and loan fees, and all other sums owing under or evidenced by one or more promissory notes in the aggregate stated principal amount of $255,000,000.00, subject to increase in an aggregate amount of up to $350,000,000.00 on the terms and conditions set forth in the Loan Agreement, each previously, now or hereafter executed and delivered by Borrowers to the order of one or more Lenders pursuant to the Loan Agreement (together with all other promissory notes previously, now or hereafter given and/or executed pursuant to the terms of the Loan Agreement and/or given in substitution thereof or in modification, supplement, increase, addition, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified, collectively, the "Notes") which Notes and Loan Agreement and any and all modifications, extensions, renewals, supplements, additions, and replacements thereof are by this reference hereby made a part hereof;"
(h)    Paragraph (a) of the "FOR THE PURPOSE OF SECURING" section of the Park Place Village Mortgage is hereby deleted in its entirety and replaced with the following:
"(a)    payment of all principal, interest, prepayment fees and other charges, late charges and loan fees, and all other sums owing under or evidenced by one or more promissory notes in the aggregate stated principal amount of

$255,000,000.00, subject to increase in an aggregate amount of up to $350,000,000.00 on the terms and conditions set forth in the Loan Agreement, each previously, now or hereafter executed and delivered by Borrowers to the order of one or more Lenders pursuant to the Loan Agreement (together with all other promissory notes previously, now or hereafter given and/or executed pursuant to the terms of the Loan Agreement and/or given in substitution thereof or in modification, supplement, increase, addition, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified, collectively, the "Notes") which Notes and Loan Agreement and any and all modifications, extensions, renewals, supplements, additions, and replacements thereof are by this reference hereby made a part hereof;"
For purposes of clarification, nothing herein shall be deemed to increase, modify or otherwise affect the limitation on the maximum amount of principal indebtedness secured by the Park Place Village Mortgage, as set forth in the first paragraph thereof, which such limitation shall continue in full force and effect.
(i)    Paragraph (a) of the "FOR THE PURPOSE OF SECURING" section of the McEwen Deed of Trust is hereby deleted in its entirety and replaced with the following:
"(a)    payment of all principal, interest, prepayment fees and other charges, late charges and loan fees, and all other sums owing under or evidenced by one or more promissory notes in the aggregate stated principal amount of $255,000,000.00, subject to increase in an aggregate amount of up to $350,000,000.00 on the terms and conditions set forth in the Loan Agreement, each previously, now or hereafter executed and delivered by Borrowers to the order of one or more Lenders pursuant to the Loan Agreement (together with all other promissory notes previously, now or hereafter given and/or executed pursuant to the terms of the Loan Agreement and/or given in substitution thereof or in modification, supplement, increase, addition, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified, collectively, the "Notes") which Notes and Loan Agreement and any and all modifications, extensions, renewals, supplements, additions, and replacements thereof are by this reference hereby made a part hereof. Notwithstanding the foregoing or anything to the contrary contained in this Deed of Trust, the maximum amount of principal indebtedness secured by this Deed of Trust shall not exceed $50,000,000.00 (which maximum limit, for purposes of clarification, shall not be reduced as principal indebtedness is borrowed, repaid or re-borrowed from time to time pursuant to the terms of the Loan Documents, so that, for example, when the maximum principal indebtedness owing under the Loan is equal to or greater than $50,000,000, the amount secured by this Deed of Trust shall equal (but not exceed) $50,000,000, nor shall there be any reduction in the maximum amount of principal indebtedness secured by this Deed of Trust by reason of foreclosure sale proceeds, credit bids or other sums received on the sale or liquidation of other collateral for the Loan or Notes, including without limitation sale proceeds and credit bids received or made in connection with the foreclosure of any other Deed of Trust (as defined in the Loan Agreement) covering properties other than the Trust Estate covered by this Deed of Trust, or received in connection with any deeds in lieu of foreclosure, or otherwise received Agent and Lenders in connection with the enforcement of the Loan Documents following any Event of Default thereunder);"
(j)    Any provisions in the Domain Gateway Deed of Trust and the Lake Carolyn Deed of Trust or any other Loan Documents prohibiting the applicable Borrower from further encumbering the KBS Domain Gateway Property and the KBS Tower at Lake Carolyn Property (as applicable) are hereby waived by Agent and the Lenders solely to the extent required to permit the applicable Borrower to execute the Texas Property Junior Deeds of Trust (as defined herein) in favor of Agent and to permit such Texas Property Junior Deeds of Trust to be recorded, in a lien priority position junior and subordinate only to the Domain Gateway Deed of Trust and the Lake Carolyn Deed of Trust (as applicable), in the official records of the applicable counties in the State of Texas in which such Properties are located. Agent and the Lenders hereby acknowledge and agree that the execution and recordation of such Texas Property Junior Deeds of Trust shall not constitute an "Event of Default" under the Domain Gateway Deed of Trust and the Lake Carolyn Deed of Trust, notwithstanding anything to the contrary set forth therein.
(k)    The definition of "Deed of Trust" set forth in the "Definitions" section of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"Deed of Trust: Each first priority or other deed of trust, mortgage or deed to secure debt executed by a Borrower in favor of Agent, creating a first (unless otherwise agreed to by Agent in writing) lien on a Property and securing the Note and the other obligations specified therein, to be recorded in the official records of the county in which the Property is located, including any amendments to such Deed of Trust and supplements thereto executed by Borrower and Agent, and including without limitation the "Texas Property Junior Deeds of Trust" as defined in that certain Second Modification and Additional Advance Agreement (Long Form) dated as of September 16, 2015 by and among Borrowers, Agent and the Lenders.
(l)    Guarantor, by its signature to the attached Consent and Reaffirmation of Guarantor, acknowledges and agrees that the "Base Guaranteed Amount" for which it shall be liable under the Guaranty has been increased to $63,750,000.00 plus all other amounts specified therein as being guaranteed thereby pursuant to the express terms thereof, including, without limitation, the limitations and reduction provisions set forth in Section 2 and Section 29 of the Guaranty.
(m)    Section 10 of the Guaranty is hereby amended by (i) deleting all references to "620 Newport Center Drive, Suite 1300" and replacing such references with "800 Newport Center Drive, Suite 700," and (ii) deleting the reference to "Jeff Waldvogel, VP/Controller; SEC Reporting & Technical Accounting" and replacing such reference with "Attention: Bryce Lin, Director of Finance and Reporting."

(n)    The reference to, and address of, David Synder in Section 21 of the Guaranty is hereby deleted in its entirety and replaced with the following: "KBS Capital Advisors, LLC, 800 Newport Center Drive, Suite 700, Newport Beach, California 92660, attention: Bryce Lin."
(o)    All references in any of the Deeds of Trust and all other references in the Loan Documents to the "Loan" shall mean the Loan, as amended hereby, by the Joinder, and by the Short Form Agreements.
(p)    The reference to "this Section 7.27" in the last sentence of Section 7.26 of the Loan Agreement is hereby deleted in its entirety and replaced with "this Section 7.26."
(q)    Section 4.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"Title. Each Borrower is the owner, in fee simple, of one of the Properties (or, if approved by Agent and Lenders with respect to an Additional Property, the owner of a valid leasehold estate in such Additional Property), subject to no lien, charge, mortgage, deed of trust, restriction or encumbrance, except Permitted Encumbrances. Without limiting the foregoing, Agent and the Lenders acknowledge that Borrowers have disclosed the following:
(i) that certain Statement of Lien (the "Chinook Tavern Lien") recorded in the Official Records of Arapahoe County, Colorado at Reception No. D5058200 on June 4, 2015 in the amount of $40,744.80, which, according to the terms thereof, constitutes a first and prior lien of the tangible personal property of Chinook Tavern, a tenant of the Village Center Property ("Chinook Tavern") It is the understanding of Borrowers, Agent and the Lenders that the Chinook Tavern Lien solely affects the personal property of Chinook Tavern, and shall not affect any of Additional Borrower's real or personal property interests in the Village Center Property. Nothing herein shall be deemed to constitute a waiver by Agent or Lenders of any prohibitions in any of the Loan Documents against liens or other encumbrances other than Permitted Encumbrances (and, for the avoidance of doubt, the Chinook Tavern Lien shall not constitute a Permitted Encumbrance hereunder);
(ii) that certain Annexation and Development Agreement dated as of September 28, 1998 and recorded in the Official Records of Arapahoe County, Colorado on January 12, 2001 at Reception No. B1005495;
(iii) that certain Agreement by and among Greenwood South Metropolitan District, City of Greenwood Village and Shea Colorado LLC Regarding Village Town Center Public Improvements dated as of January 24, 2011 and recorded in the Official Records of Arapahoe County, Colorado on May 10, 2011 at Reception No. D1044293; and
(iv) that certain Agreement dated as of July 15, 1985 by and between Greenwood South Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, and Greenwood Plaza South, a Colorado joint venture, and recorded in the Official Records of Arapahoe County, Colorado on March 5, 2014 at Reception No. D4018314."
(r)    The first paragraph under the "Property Insurance" Section of Exhibit G of the Loan Agreement (i.e., Section I thereof) is hereby deleted in its entirety and replaced with the following:
"An All-Risk Hazard Insurance Policy or Policy Declarations Pages or Binders of Insurance or Acord 28 certificate until the Policy becomes available, or such other evidence of insurance acceptable to Agent and the Lenders, in their reasonable discretion, naming the borrowing entity as an insured, reflecting coverage of 100% of the replacement cost, and written by a carrier approved by Agent with a current A.M. Best's Insurance Guide Rating of at least A- VIII (which is authorized to do business in the state in which the property is located) that affirmatively includes the following, either in the standard policy terms or by separate endorsement to the policy:"
(s)    Paragraph 9 of the "Property Insurance" Section of Exhibit G of the Loan Agreement (i.e., Section I thereof) is hereby deleted in its entirety and replaced with the following:
"9.    Flood Insurance in form and substance reasonably satisfactory to Agent will be required for all Properties that Agent or any Lender determines are, at any time, in a Special Flood Hazard Area. Notwithstanding anything to the contrary set forth herein, a Binder of Insurance shall not be sufficient evidence of Flood Insurance. Forms of sufficient evidence of Flood Insurance shall include a complete copy of the Policy Declaration, Acord 28 certificate as evidence of excess Flood Insurance, such other evidence of insurance reasonably acceptable to Agent or Lenders if requested by Agent or Lenders, or Proof of Purchase with Signed Quote Application for Primary NFIP Flood Policies until the Policy becomes available."
(t)    The first paragraph under the "Liability Insurance" Section of Exhibit G of the Loan Agreement (i.e., Section II thereof) is hereby deleted in its entirety and replaced with the following:
"A Commercial General Liability Policy or Policy Declarations Pages or Binders of Insurance or Acord 25 certificate until the Policy becomes available, or such other evidence of insurance acceptable to Agent and the Lenders, in their reasonable discretion, naming the borrowing entity as an insured, providing coverage on an “occurrence” rather than a “claims made” basis and written by a carrier approved by Agent, with a current A.M. Best’s Insurance Guide Rating of at least A – VIII (which is authorized to do business in the state in which the property is located)) that affirmatively includes the following, either in the standard policy terms or by separate endorsement to the policy:"

(u)    The following is hereby added as a new Section 5.30 to the Loan Agreement:
"5.30    Environmental Insurance Policy. Borrowers shall not, without prior written notice to Agent, terminate or materially amend or modify the Environmental Insurance Policy."
3.    Security Documents. The Deeds of Trust and all other Loan Documents which secure Borrowers' indebtedness and obligations under the Loan shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all other present and future indebtedness and obligations of Borrowers under (A) this Agreement, (B) the Notes and all other Loan Documents, as amended by this Agreement, (C) all present and future Swap Contracts, and (D) any and all amendments, modifications, renewals and/or extensions of this Agreement or the Notes, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. All references in the Deeds of Trust and all other references in the Loan Documents to the "Loan" shall mean the Loan, as amended by this Agreement and the Short Form Agreements.
4.    Definitions. Except as provided in this Agreement, all references in the Loan Agreement, in each of the Deeds of Trust and in the other Loan Documents: (i) to the Loan Agreement shall mean the Loan Agreement as amended by the First Modification Agreement and by this Agreement, (ii) to an Existing Deed of Trust shall mean such Existing Deed of Trust as amended hereby and by the applicable Short Form Agreement, (iii) the Loan Documents shall mean the Loan Documents as such term is defined in this Agreement, and (iv) to any particular Loan Document shall mean such Loan Document as modified by this Agreement, and all prior amendments, or any document executed pursuant thereto or hereto.
5.    No Other Modifications. Except as expressly set forth above, the Loan Documents shall be and remain unmodified and in full force and effect.
6.    Conditions Precedent. This Agreement shall not be effective, and neither Agent nor Lenders shall have any obligations hereunder, unless all of the following conditions are satisfied in a manner acceptable to Agent in Agent's sole judgment. The following conditions shall be deemed satisfied on the date (the "Effective Date") that Agent causes each of the Short Form Agreements (as defined below) and any other documents which Agent or Lenders may require or request in accordance with this Agreement or the other Loan Documents to be recorded in the official records of the county and state specified below (provided that, if for any reason any of the following conditions are not satisfied, or waived in writing by Agent, on or before the Effective Date, they shall continue as covenants of each party hereto to Agent and the Lenders to the extent reserved in writing by Agent prior to the Effective Date):
(a)    Modification Documents. Agent shall have received and approved the executed originals of (i) this Agreement, including the Consent and Reaffirmation of Guarantor attached hereto, (ii) the Joinder by Additional Borrower, (iii) the JPMorgan Assumption, (iv) the JPMorgan Note, (v) the fully executed and acknowledged Village Center Deed of Trust, (vi) the Texas Property Junior Deeds of Trust (as described in subparagraphs (1) and (2) below), and (vii) the fully executed and acknowledged modifications to deeds of trust and mortgages described in subparagraphs (3) through (7) below, each dated as of even date herewith executed by a Borrower and Agent (individually or collectively, the "Short Form Agreements", and collectively with this Agreement and the Consent and Reaffirmation of Guarantor attached hereto, the Joinder, the JPMorgan Assumption and the Texas Property Junior Deeds of Trust, the "Modification Documents"):

(1)	That certain Junior Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Domain Gateway) to be recorded in the Official Records of Travis County, Texas;

(2)
That certain Junior Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Lake Carolyn) to be recorded in the Official Records of Dallas County, Texas (collectively with the document described in subparagraph (1) above, the "Texas Property Junior Deeds of Trust");

(3)	That certain Second Modification and Additional Advance Agreement (Short Form) (Domain Gateway) to be recorded in the Official Records of Travis County, Texas;

(4)	That certain Second Modification and Additional Advance Agreement (Short Form) (Lake Carolyn) to be recorded in the Official Records of Dallas County, Texas;

(5)	That certain Second Modification and Additional Advance Agreement (Short Form) (McEwen) to be recorded in the Register's Office for Williamson County, Tennessee;

(6)	That certain Second Modification and Additional Advance Agreement (Short Form) (Salt Lake Hardware) to be recorded in the Official Records of Salt Lake County, Utah;

(7)	That certain Second Modification and Additional Advance Agreement (Short Form) (Park Place Village) to Deed of Trust to be recorded in the Official Records of Johnson County, Kansas.
(b)    Recordation. The Village Center Deed of Trust, the Texas Property Junior Deeds of Trust, and the Short Form Agreements shall have been recorded in the official records of the county and state as set forth above, all in accordance with Agent's instructions to the applicable title company.
(c)    Status of Title. Borrowers shall cause the applicable title company to issue at Borrowers' expense (i) a new Title Policy with respect to the Village Center Property in accordance with the requirements of the Loan Agreement, (ii) a new Title Policy with respect to each of the Texas Property Junior Deeds of Trust in accordance with the requirements of the Loan Agreement and each in the amount of $5,000,000.00, and (iii) such endorsements (including, without limitation, CLTA 110.5 Modification Endorsements (or their local equivalents) to each Title Policy as Agent shall require insuring that fee title to the Properties is vested in the applicable Borrower and insuring the continuing validity and first‑position lien priority of each of the Deeds of Trust, in light of this Agreement (to the extent such endorsements and continuations are available). The Title Policy insuring the Village Center Property shall be aggregated with the Title Policies for the Deeds of Trust via tie-in endorsements acceptable to Agent (to the extent available in the applicable jurisdiction).
(d)    Financing Statement for Additional Borrower. A UCC‑1 Financing Statement with the Additional Borrower, as debtor, in favor of Agent, as secured party, shall be filed with the Delaware Department of State and a UCC search shall show no other financing statements filed with respect to the Additional Borrower or the Village Center Property.
(e)    Formation Documents. Borrowers shall have delivered to Agent all documents evidencing the formation, organization, good standing and valid existence of (i) the Additional Borrower, and (ii) each other Borrower and Guarantor (to the extent such documents have been amended or modified since the original closing date).
(f)    Opinion of Counsel. Borrowers shall have delivered to Agent one or more opinion(s) of counsel reasonably acceptable to Agent covering the due authorization of the Additional Borrower to enter into the applicable Loan Documents, and the enforceability of the Village Center Deed of Trust.
(g)    Payment of Agent's Expenses. Borrowers shall have paid all costs and expenses incurred by Agent in connection with this Agreement, including attorneys' fees and costs, title insurance premiums, recording charges and the costs of any lien searches undertaken by Agent in connection with this Agreement.
(h)    Payment of Fee. Borrowers shall have paid to Agent the fees required under that certain Amended and Restated Fee Letter dated as of June 19, 2015 by and between Borrower and U.S. Bank.
(i)    Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.
(j)    Accordion Option Conditions. Each of the conditions set forth in Section 7.20 of the Loan Agreement with respect to the addition of JPMorgan as a New Lender shall have been satisfied or deemed waived (unless expressly reserved in writing) by Agent and the Lenders.
(k)    Additional Property Conditions. Each of the conditions set forth in Section 7.21 of the Loan Agreement with respect to the addition of an Additional Property shall have been satisfied with respect to the Village Center Property or deemed waived (unless expressly reserved in writing) by Agent and the Lenders.
7.    Affirmation of Obligations Under Loan Documents; Swap Contracts. Borrowers each acknowledge, confirm, stipulate, agree, represent and warrant that each has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Each Borrower further acknowledges the validity and enforceability of the Deeds of

Trust as first‑priority liens on the Properties (except as to the Texas Property Junior Deeds of Trust, which are junior in priority solely to the applicable Existing Deed of Trust encumbering such Properties), all improvements located thereon and all of the "Trust Estate" or "Mortgaged Property" described in each of the Deeds of Trust. Unless otherwise agreed to in writing by Lenders, the parties hereby agree that any Swap Contracts or Swap Transactions (to the extent entered into by one or more Borrowers and secured by the Properties (or any of them), and expressly excluding any Swap Contracts or Swap Transactions that are both (i) entered into by an affiliate of any Borrower where such affiliate is not a Borrower under the Loan, and (ii) not secured by any of the Properties) entered into with respect to the Loan shall include all Lenders under the Loan Agreement and shall be entered into on a pari-passu basis in accordance with each Lender's Commitment Percentage.

Miscellaneous.
(a)    Entire Agreement. The Loan Documents, including this Agreement (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. By executing this Agreement and initialing below, each Borrower expressly represents and warrants that it did not rely on any representation, assurance or agreement, oral or written, not expressly set forth in this Agreement or any of the other Loan Documents in reaching its decision to enter into this Agreement or any of the other Loan Documents and that no promises or other representations have been made to Borrowers which conflict with the written terms of the Loan Documents. Each Borrower represents to Agent and Lenders that (i) it has read and understands the terms and conditions contained in this Agreement and the other Loan Documents executed in connection with this Agreement, (ii) its legal counsel has carefully reviewed all of the Loan Documents and it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and all other Loan Documents, (iii) it is satisfied with its legal counsel and the advice received from it, and (iv) it has relied only on its review of the Loan Documents and its own legal counsel's advice and representations (and it has not relied on any advice or representations from Agent, any Lender or Agent's or any Lender's officers, employees, agents or attorneys). The Loan Documents may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

/s/ CS	/s/ CS	/s/ CS

/s/ CS	/s/ CS	/s/ CS

Borrowers' Initials

(b)    Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term "Loan Documents," as such term may be used therein, shall be deemed to include this Agreement and all other Modification Documents.
(c)    Further Assurances. Borrowers shall, upon the request of Agent or the Lenders, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such further documents, instruments or agreements, and perform such other acts, as may be necessary, desirable or proper for carrying out the intention or facilitating the performance of the terms of this Agreement, or for assuring the validity of, perfecting or preserving the lien of the Deeds of Trust or any other Loan Documents.
(d)    No Third Parties Benefitted. This Agreement is entered into for the sole benefit of the parties hereto and no third party beneficiary rights shall be created hereby.
(e)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.
(f)    Assignment. This Agreement shall not be assignable by any Borrower and any purported assignment shall be void. This Agreement is assignable by Agent and any Lender in accordance with the terms of the Loan Agreement.
(g)    Construction of this Agreement. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. As used herein, the term "including" means "including, but not limited to," and the term "include(s)" means "include(s), without limitation." This Agreement has been drafted by all the parties hereto collectively. Therefore, each party to this Agreement agrees that any statute or rule of construction providing that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.
(h)    Survival of Representations, Warranties and Covenants. Each and all provisions of this Agreement shall survive and remain in full force and effect until all obligations of Borrowers under the Loan Documents are paid and performed in full. All releases herein shall survive repayment and performance of such obligations and/or any foreclosure under or reconveyance of the Deeds of Trust.
(i)    Governing Law; Waiver of Jury Trial. This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of California in all respects. To the maximum extent permitted by applicable law, Borrowers hereby waive any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
(j)    Severability. In the event of any invalidity or unenforceability of any provision of this Agreement, the remainder of this Agreement shall remain in full force and effect.
(k)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including the right to contribution, which Agent and/or Lenders may have against any party hereto under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(l)    Reliance. Neither Agent nor Lenders would have consented to the extension of the Additional Advance to Borrowers and the other transactions specified herein without Borrowers entering into this Agreement. Accordingly, each of such parties intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Agent and Lenders have consented to the transactions contemplated herein and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.
9.    Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the extinguishment of any debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which Borrowers acknowledge to be valid and existing liens on and security interests in the Properties. Borrowers agree that the liens and security interests created by the Deeds of Trust continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transactions contemplated herein and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.
10.    Counterparts. This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages may be assembled into one original document.
11.    Limitation on Liability. Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated herein in its entirety.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
BORROWERS:
KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer
KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer
KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII PARK PLACE VILLAGE, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION XXII, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer
KBSIII VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION XXIII, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

MUFG UNION BANK, N.A.,
a national banking association

By:	/s/ Nancy Dal Bello
Name:	Nancy Dal Bello
Title:	Director

FIFTH THIRD BANK

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	VP

REGIONS BANK

By:	/s/ Michael R. Mellott
Name:	Michael R. Mellot
Title:	Director

JP MORGAN CHASE BANK, N.A.

By:	/s/ Mark A. Muller
Name:	Mark A. Muller
Title:	Authorized Officer

CONSENT AND REAFFIRMATION OF GUARANTOR

This Consent and Reaffirmation of Guarantor (this "Consent") is attached to that certain Second Modification and Additional Advance Agreement (Long Form) (the "Second Modification Agreement") dated as of September 16, 2015 by and among (i) KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company (collectively, "Initial Borrowers"), (ii) KBSIII PARK PLACE VILLAGE, LLC, a Delaware limited liability company ("Park Place Borrower," collectively with the Initial Borrowers, the "Existing Borrowers"), (iii) KBSIII VILLAGE CENTER STATION, LLC, a Delaware limited liability company ("Additional Borrower"; Additional Borrower and Existing Borrowers, individually or collectively as the context may require, are referred to herein as "Borrower" or "Borrowers"), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent, lead arranger and book manager (in such capacity, "Agent"), and (v) each lender party hereto (individually, a "Lender" and collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the "Lenders"). All capitalized terms used but not defined in this Consent shall have the meanings given to such terms in the Second Modification Agreement. KBS REIT PROPERTIES III, LLC, a Delaware limited liability company ("Guarantor"), hereby (i) acknowledges that it has read, reviewed with counsel and agrees to the terms, conditions, provisions and modifications of the Second Modification Agreement and the transactions contemplated thereby, including without limitation the modifications to that certain Amended and Restated Guaranty dated as of March 10, 2014 (as amended, the "Guaranty") executed by Guarantor in favor of Agent and Lenders in connection with the Loan, as amended by the First Modification (as defined in the Second Modification Agreement), (ii) reaffirms the full force and effectiveness of the Guaranty as modified by the Second Modification Agreement, (iii) agrees that Guarantor's obligations under the Guaranty shall remain unaffected by the Second Modification Agreement, except as specifically amended pursuant to Section 2(i) thereof, and that all references in the Guaranty to (a) the Loan Documents shall include (without limitation) the Second Modification Agreement, and (b) any particular Loan Document shall mean such Loan Document as modified to date, including by the Second Modification Agreement, (iv) acknowledges and agrees that the "Base Guaranteed Amount" for which it shall be liable under the Guaranty has been increased to $63,750,000.00 plus all other amounts specified in the Guaranty as being guaranteed thereby, pursuant to the express terms thereof, including, without limitation, the limitations and reduction provisions set forth in Section 2 and Section 29 thereof, and (v) agrees that Guarantor's obligations under the Guaranty are separate and distinct from those of Borrowers with respect to the Loan.

[Signature on Following Page]

CONSENT

KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

CONSENT S-1

EXHIBIT B
DESCRIPTION OF IMPROVEMENTS
The KBS Domain Gateway Improvements include an office building totaling approximately 173,962 rentable square feet, constructed in 2009 and containing approximately 555 parking spaces.
The KBS West McEwen Improvements include an office building totaling approximately 175,262 rentable square feet, constructed in 2009 and containing approximately 687 parking spaces.
The KBS 155 North 400 West Improvements include an office building totaling approximately 198,324 rentable square feet, constructed in 1909 and containing approximately 754 parking spaces.

The KBS Tower at Lake Carolyn Improvements include an office building totaling approximately 364,336 rentable square feet, constructed in 1988 and containing approximately 1,107 parking spaces.

The KBS Park Place Village Improvements include a 9 building commercial development totaling approximately 483,119 rentable square feet, completed in 2013 and containing 3 parking structures.

The KBS Village Center Improvements include an office property totaling approximately 234,915 rentable square feet, constructed in 2009 and containing approximately 771 parking spaces.

Exhibit B

EXHIBIT E
APPRAISED VALUE OF EACH PROPERTY

Property	Appraised Value
KBS Domain Gateway Property	$53,100,000
KBS West McEwen Property	$42,750,000
KBS 155 North 400 West Property	$38,350,000
KBS Tower at Lake Carolyn Property	$58,000,000
KBS Park Place Property KBS Village Center Property	$ 124,900,000 $ 77,000,000

Exhibit E

EXHIBIT H
NOTICES AND WIRE INSTRUCTIONS
JPMorgan Chase Bank, N.A.
Non-Agented Servicing Team
10 S. Dearborn
Chicago, Il 60603
Email: CB-Nast@TLS.LDSPROD.COM
Facsimile: 1-214-307-6874

Institution Name: JPMorgan Chase Bank, N.A.
ABA # 021000021
Account Name: Loan Processing D.P.
Account #: 9008109962C3198
Reference: TBF KBS Reit Properties III

Exhibit H

EXHIBIT I
COMMITMENTS AND COMMITMENT PERCENTAGES OF LENDERS

Lender	Commitment Percentage	Commitment Amount
U.S. Bank National Association	27.45098039%	$70,000,000

Regions Bank	23.52941176%	$60,000,000

MUFG Union Bank, N.A.	15.68627451%	$40,000,000

Fifth Third Bank	11.76470588%	$30,000,000

JPMorgan Chase Bank, N.A.	21.56862745%	$55,000,000

Exhibit I